File No. 333-61749
                                                 Rule 497(e)

     LIBERTY-STEIN ROE INSTITUTIONAL FLOATING RATE INCOME FUND
          Supplement to Prospectus dated January 3, 2000

The section "Net Asset Value" in the Fund's Prospectus is amended and restated in its entirety as follows:

The purchase or redemption price of shares is the net asset value per share. The Fund determines the net asset value of its shares as of the close of regular session trading on the NYSE (currently 4 p.m., Eastern time) by dividing the difference between the values of its assets and liabilities by the number of shares outstanding. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Board of Trustees, the net asset value should be determined on any such day, in which case the determination will be made at 4 p.m., Eastern time.

The Senior Loans in which the Fund will invest generally are not listed on any securities exchange. Certain Senior Loans are traded by institutional investors in an over-the-counter secondary market for Senior Loan obligations that has developed over the past several years. This secondary market for those Senior Loans generally is comparatively illiquid relative to markets for other income securities and no active trading market exists for many Senior Loans. In determining net asset value, the Fund will utilize the valuations of Senior Loans furnished to Stein Roe by an independent third-party pricing service. The pricing service provider has no obligation to provide a valuation for a Senior Loan if it believes that it cannot determine such a valuation. There can be no assurance that the pricing service provider will continue to provide these services or will provide a value for each Senior Loan held by the Fund. However, Stein Roe believes that if the pricing service provider declines to continue to act as such for the Fund, or does not provide values for a significant portion of the Senior Loans in the Fund's portfolio, one or more alternative independent third-party pricing service providers will be available to provide comparable services on similar terms.

A pricing service provider typically will value Senior Loans at the mean of the highest bona fide bid and lowest bona fide ask prices when current quotations are readily available. Senior Loans for which current quotations are not readily available are valued at a fair value as determined by the pricing service provider using a wide range of market data and other information and analysis, including credit considerations considered relevant by the pricing service provider to determine valuations. The procedures of any pricing service provider and its valuations will be reviewed by the officers of Stein Roe under the general supervision of the Board. If Stein Roe believes that a value provided by a pricing service provider does not represent a fair value as a result of information, specific to that Senior Loan or Borrower or its affiliates, of which Stein Roe believes that the pricing agent may not be aware, Stein Roe may in its discretion value the Senior Loan subject to procedures approved by the Board and reviewed on a periodic basis, and the Fund will utilize that price instead of the price as determined by the pricing service provider. In addition to such information, Stein Roe will consider, among other factors, (i) the creditworthiness of the Borrower and (ii) the current interest rate, the period until next interest rate reset and maturity of such Senior Loan interests in determining a fair value of a Senior Loan. If the pricing service does not provide a value for a Senior Loan or if no pricing service provider is then acting, a value will be determined by Stein Roe in the manner described above.

It is expected that the Fund's net asset value will fluctuate as a function of interest rate and credit factors. Although the Fund's net asset value will vary, Stein Roe expects the Fund's policy of acquiring interests in floating or variable rate Senior Loans to minimize fluctuations in net asset value as a result of changes in interest rates. Accordingly, Stein Roe expects the value of the investment portfolio to fluctuate significantly less than a portfolio of fixed-rate, longer term obligations as a result of interest rate changes.

Other long-term debt securities for which market quotations are not readily available are valued at fair value based on valuations provided by pricing services approved by the Board, which may employ electronic data processing techniques, including a matrix system, to determine valuations. The value of interest rate swaps, caps, and floors will be determined in accordance with a formula and then confirmed periodically by obtaining a quotation. Short-term debt securities with remaining maturities of 60 days or less are valued at their amortized cost, which does not take into account unrealized gains or losses. The Board believes that the amortized cost represents a fair value for such securities. Short-term debt securities with remaining maturities of more than 60 days for which market quotations are not readily available are valued by use of a matrix prepared by Stein Roe based on quotations for comparable securities. Other assets and securities held by the Fund for which these valuation methods do not produce a fair value are valued by a method that the Board believes will determine a fair value.

             This Supplement is Dated February 1, 2000